Item 1: Report to Shareholders

Retirement 2015 Fund	November 30, 2007

The views and opinions in this report were current as of November 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Markets were volatile during the six months ended November 30, 2007, as problems in the subprime mortgage market spread to other asset classes. U.S. stocks were especially weak amid concerns that rising mortgage delinquencies and energy costs, a weakening housing market, and turmoil in some segments of the fixed-income market would derail the economy. Investment-grade U.S. bonds produced strong returns, however, as Treasury yields plunged and the Federal Reserve reduced short-term interest rates to bolster the economy. Led by equities in emerging markets, non-U.S. stocks outperformed their domestic counterparts, and a weakening dollar enhanced overseas returns in dollar terms. Results were mixed for the Retirement Funds: Those funds with the largest allocations to bonds posted narrow gains, while those with heavier stock exposure fell slightly.

HIGHLIGHTS

• Markets were volatile during the past six months as problems in the subprime mortgage arena spread to other asset classes.

• The Retirement Funds struggled in this environment, benefiting from the flight to safety in the bond market but hurt by their exposure to a weak U.S. stock market.

• We continue to overweight stocks relative to bonds but reduced our equity exposure slightly in light of slower U.S. growth expectations.

• While periods of turbulence cannot be avoided, we believe the Retirement Funds’ disciplined strategy and broad diversification can help shareholders achieve their retirement-funding goals.

MARKET ENVIRONMENT

According to the most recent estimates, the U.S. economy expanded vigorously at an annualized rate of 4.9% in the third quarter. However, growth is expected to slow dramatically in the months ahead due to the deepening downturn in residential real estate, a slower pace of job growth, rising energy prices, and generally stricter bank lending standards.

The Fed's Role in Maintaining Financial Markets

In its role as the nation's central bank, the Federal Reserve is charged with maintaining economic stability and setting monetary policy, which impacts fixed-income yield and consumer and business loan rates. Keeping inflation in check, while maintaining sustainable economic growth, has typically been the Fed's most visible role. The Fed raises interest rates to curb inflation and lowers them to stimulate economic growth. But periodically the Fed takes an active role in relieving market turmoil to ensure the orderly functioning of financial markets.

Recently, the Fed became a highly visible player in dealing with the unfolding "credit crunch." As in past instances of financial market disorder, it all started with investors hunting for extraordinary returns—in this case subprime mortgages—and ignoring the clear risks. As worries spread about defaulting subprime loans, risk aversion spread across areas of the fixed-income markets, causing yield spreads to widen on many types of asset-backed securities and corporate and municipal bonds, as well as higher-risk emerging markets and high-yield bonds. At the same time, the Treasury market, often viewed as a safe haven, enjoyed a strong rally.

As the credit crunch worsened, the Fed signaled to the banking system that it was serious about easing the stress. It aggressively added reserves into the banking system to stanch upward pressure on the federal funds rate. Initially, in an effort to counteract the crisis in market confidence and stimulate short-term lending, it lowered the discount rate—and offered longer-term loans against a wide range of collateral, including mortgage-backed securities—and subsequently lowered the fed funds rate a total of 75 basis points during the reporting period (100 basis points equal 1.00%). While there are signs that stability is returning to some sectors in the credit markets, fragility persists. It appears that the Fed stands ready to lower the federal funds rate further to prevent financial market conditions from affecting the economy.

Fed Funds Rate History

7%
6
5
4
3
2
1
0
12/99
12/00
12/01
12/02
12/03
12/04
12/05
12/06
12/07

Source: Federal Reserve Board.

Note: The last quarter-point rate cut occurred on December 11, after the end of the reporting period.

The collapse of the subprime mortgage market was the real story. Lenders who backed home borrowers with poor credit came under pressure as resetting mortgage rates led to delinquencies and defaults. The problems spread from mortgage companies to big Wall Street firms and major commercial banks, and liquidity in the financial markets—particularly in the asset-backed commercial paper market—quickly evaporated during the summer and again in November. This prompted investors to seek the relative safety of U.S. Treasury securities.

The Federal Reserve responded to this liquidity crisis by reducing the discount rate—the interest rate paid by financial institutions that borrow from the central bank—and adding billions of dollars to the banking system on several occasions starting in mid-August. The central bank also reduced the fed funds target rate, an interbank lending rate that banks also use as a benchmark for their prime lending rates, from 5.25% to 4.50% in the last three months of our reporting period. These were the first changes in the fed funds rate since June 2006 and the first rate cuts in more than four years. (After our reporting period ended, the Fed reduced the fed funds rate to 4.25% on December 11.)

As shown in the graph, Treasury bill yields—which tend to track the federal funds target rate—fell sharply in the last few months. Intermediate- and long-term interest rates fell to a lesser extent. The Treasury yield curve, which depicts the relationship between the yields and maturities of government bonds, steepened significantly, as investors anticipated additional short-term rate cuts in the months ahead.

U.S. stocks fell in the last six months, as corporate earnings growth in the financials sector weakened, the boom in leveraged buyouts by private-equity firms petered out due to tighter credit conditions, and investors anticipated that housing weakness and rising energy costs would dampen consumer activity. Amid heightened market volatility, large-cap shares (S&P 500 Index) held up significantly better than smaller companies (Russell 2000 Index). As measured by various Russell indexes, growth stocks held up much better than value across all market capitalizations, especially among small-caps.

U.S. bonds produced solid returns, as rising prices in response to falling interest rates enhanced returns from income. In the investment-grade universe, Treasuries did best, whereas gains among mortgage-backed securities and high-quality corporate bonds were more modest. High-yield issues declined as investors shunned assets with higher credit risks. The Lehman Brothers U.S. Aggregate Index, a broad measure of the taxable, domestic, investment-grade bond market, returned 5.32% in the last six months.

Non-U.S. stocks outperformed their domestic counterparts, as rising foreign currencies versus the U.S. dollar enhanced returns in dollar terms. Emerging market equities did best, especially in Asia. Among developed markets, Europe outperformed Japan. The MSCI EAFE Index, which measures the performance of mostly large-cap stocks in Europe, Australasia, and the Far East, returned 2.95%.

HOW OUR RETIREMENT FUNDS WORK

As life expectancies have increased and traditional company pensions have diminished, more of the retirement savings burden now falls on individuals, who face the specter of outliving their assets. Our Retirement Funds help investors address this new retirement landscape. The funds are designed to provide shareholders a single, diversified portfolio that is managed to a specific retirement date and continues to provide age-appropriate asset allocation throughout retirement. Each Retirement Fund offers exposure to different asset classes and market capitalizations. The funds include international as well as domestic investments, and both growth and value investment styles. The funds are “funds of funds,” achieving their diversification by investing in other T. Rowe Price mutual funds.

The target-date funds systematically shift their allocations over time, investing in an age-appropriate proportion of stock and bond funds as the target retirement date draws near. The closer each fund gets to the stated retirement date, the more conservative its asset mix becomes, placing a greater emphasis on income and reducing overall risk. These shifts are intended to facilitate the accumulation of assets prior to retirement, as well as help investors manage their assets after retiring.

What makes our funds different is our belief that investors need a greater allocation to stocks than has generally been recommended—both before and during retirement—to achieve their long-term retirement goals. Where many similar strategies reach a stable, typically very conservative allocation to stocks shortly after they reach their target date, our funds have approximately 55% in stocks at their target dates, and that allocation gradually diminishes over the next three decades. About 30 years after its designated retirement year, each fund will reach and maintain a stock allocation of about 20%. The Retirement 2005 Fund, for example, has reached its target date but continues its gradual equity reduction. At the other end of the spectrum, the Retirement 2050 and 2055 Funds are at their highest equity allocation of approximately 90%. For all target-date funds, the remaining assets are invested in fixed-income securities, including short-term securities. For those who prefer a more traditional asset allocation strategy, the Retirement Income Fund maintains an asset allocation of about 60% bonds and 40% stocks.

We may make some limited tactical variations to each fund’s target allocation. The T. Rowe Price Asset Allocation Committee considers adjustments to the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals.

We believe the funds offer a convenient approach to retirement investing because investors do not have to determine a suitable asset allocation strategy, select the funds to implement the strategy, worry about managing the asset allocation strategy over time, or make tactical adjustments in response to changing market conditions. Because the underlying funds invest domestically and internationally in a wide range of equity and bond market sectors, investors gain the benefits of diversification as well as the expertise of individual fund managers who invest in these areas on a daily basis. Fund expenses are limited to the expenses of the underlying funds, so there is no additional management fee charged for the asset allocation services we provide.

STRATEGY

As we mentioned in our annual report six months ago, we began to gradually increase the non-U.S. equity exposure within the Retirement Funds to take better advantage of investment opportunities outside the U.S. We expect this process to continue through 2008. We also announced in the last report that the funds were authorized to invest in the T. Rowe Price Emerging Markets Stock Fund. Given high valuations, we chose to delay implementation until late in the period. Although valuations are still relatively high, the underlying fundamentals of developing markets remain attractive, and we decided to begin establishing a position in November. We originally anticipated funding over two years, but are now targeting a 12-month period.

We continue to overweight stocks relative to bonds, although we moderated our overweight in light of slower U.S. economic growth expectations. We ended the period with a 1.5% overweight to stocks, down a quarter point from six months ago. The global growth environment remains a positive despite the slowdown in the U.S. economy, and solid, albeit slower, corporate profit growth should continue to be supportive for equity markets.

Within our stock allocation, we continue to favor large-caps over small-caps following a prolonged period of small-cap outperformance. We further trimmed our small-cap position during the period, as small-cap valuations remain rich relative to large-cap stocks. Within our large-cap holdings, we also remain overweight to growth because we believe that in a period of solid but slower earnings growth, investors are likely to pay a premium for high-quality large-caps whose earnings grow faster than the market.

Early in the summer, prior to the credit crunch, we reduced the funds’ high-yield exposure in favor of investment-grade bonds. In general, high-yield fundamentals remain favorable with solid corporate profits and historically low corporate default rates, but valuations appear relatively rich.

PERFORMANCE REVIEW

We think the Retirement Funds’ performance is best benchmarked against each fund’s combined index portfolio, as shown in the Performance Comparison tables. Our combined index benchmarks are constructed to reflect our actual strategy. The domestic equity allocation (currently composed of the Growth Stock, Value, Equity Index 500, Mid-Cap Growth, Mid-Cap Value, New Horizons, Small-Cap Stock, and Small-Cap Value Funds) is benchmarked to the Dow Jones Wilshire 5000 Composite Index, which tracks the entire U.S. equity market. The corresponding index for our non-U.S. stock allocation (International Stock, International Growth & Income, Overseas Stock, and Emerging Markets Stock Funds) is the MSCI EAFE Index. Fixed income (New Income and High Yield Funds) is measured against the Lehman Brothers U.S. Aggregate Index, and short-term income (Short-Term Income Fund) by the Citigroup 90-Day U.S. Treasury Bill Index. The tactical moves we make in the portfolios are not incorporated into the combined index benchmarks.

Our Performance Comparison tables also show the returns for each fund’s respective Lipper target-date categories. Although the categories aren’t always perfect matches—Lipper does not yet have categories in five-year increments—they provide a good idea of how our funds perform relative to funds with similar objectives. We continue to show the Dow Jones target-date indexes in our Growth of $10,000 tables following this letter. In general, we think these indexes are not as good a fit as our combined index portfolios because their allocation shifts do not match ours and because their construction tends to overweight certain sectors beyond their true weight relative to the overall market. They also have lesser exposure to stocks than our funds as retirement nears and during the retirement years.

All Retirement Funds underperformed their respective combined index portfolios for the six-month period ended November 30, 2007. The inclusion of high-yield bonds, which are not included in the benchmarks, hurt relative performance, although moving to an underweight helped to mitigate the weakness. Our heavier exposure to stocks relative to our neutral weightings, which has been a long-term benefit to results, also detracted since both domestic and foreign equities lagged investment-grade bonds during the period. Within equity, our tactical position—overweighting large-caps versus small-caps and growth relative to value—aided results as small-caps significantly lagged and growth outperformed.

On the domestic equity side, Growth Stock and Mid-Cap Growth were the strongest absolute performers and the only funds that posted positive returns for the six-month period. Mid-Cap Value, Small-Cap Value, and Small-Cap Stock posted the worst returns as each declined more than 8% during a tough period for both value stocks and small-caps. Relative to the Dow Jones Wilshire 5000 index, our best contributors were Mid-Cap Growth, Mid-Cap Value, and Small-Cap Value. Overall, our international equity allocation (International Stock, International Growth & Income, and Overseas Stock Funds) posted gains but lagged the MSCI EAFE Index.

The Short-Term Income Fund outperformed. The fund is currently positioned primarily in short-term bonds, which outpaced money market securities during the period.

RETIREMENT INCOME FUND

The Retirement Income Fund’s investment objective is to generate the highest total return consistent with an emphasis on both capital growth and income. The neutral allocation for the fund is 60% bonds and 40% stocks. The fund implements its strategy by investing in a set of underlying T. Rowe Price mutual funds.

The Retirement Income Fund returned 1.26% over the six months ended November 30, 2007, modestly lagging its combined index portfolio but outpacing its Lipper average of similar funds. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

The fund managed to post a positive return due to its fixed-income allocation as bonds outperformed stocks during the period. Our overweighting large-caps mitigated some of the stock weakness as larger company stocks outpaced smaller companies. Results relative to the combined index benchmark were hurt by our allocation to high-yield bonds, which struggled when investors sought safer alternatives. Weakness in our overall domestic stock allocation also weighed on relative results. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 21. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 58.50% for cash and bond funds, up from 58.25% at the end of May, and 41.50% for stock funds, down from 41.75% six months ago.

RETIREMENT 2005 FUND

The Retirement 2005 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2005.

The Retirement 2005 Fund returned 0.89% over the six months ended November 30, 2007. The fund lagged its combined index portfolio and performed roughly in line with its Lipper average of similar funds. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

The fund managed to post a positive return due to its fixed-income allocation as bonds outperformed stocks during the period. Results relative to the combined index portfolio were hurt by our allocation to high-yield bonds, which struggled when investors sought safer alternatives. Weakness in our overall domestic stock allocation also weighed on relative results. Our overweighting large-caps mitigated some of the stock weakness as larger company stocks outpaced smaller companies. Our international funds also trailed their benchmarks. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 21. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 48% for cash and bond funds, up from 46.75% at the end of May, and 52% for stock funds, down from 53.25% six months ago.

RETIREMENT 2010 FUND

The Retirement 2010 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2010.

The Retirement 2010 Fund returned 0.18% during the six months ended November 30, 2007. The fund lagged its combined index portfolio and Lipper average of similar funds. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

The fund eked out a positive return due to its fixed-income allocation as bonds outperformed stocks during the period. Results relative to the combined index portfolio were hurt by our allocation to high-yield bonds, which struggled when investors sought safer alternatives. Weakness in our overall domestic stock allocation also weighed on relative results. Our overweighting large-caps mitigated some of the stock weakness as larger company stocks outpaced smaller companies. Our international funds also trailed their benchmarks. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 22. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 38% for cash and bond funds, up from 36.75% at the end of May, and 62% for stock funds, down from 63.25% six months ago.

RETIREMENT 2015 FUND

The Retirement 2015 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2015.

The Retirement 2015 Fund returned -0.30% for the six months ended November 30, 2007. The fund lagged its combined index portfolio and Lipper average of similar funds. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

The fund posted a narrow loss during the period as its heavier allocation to equities, especially the weak U.S. stock market, hurt results. Results relative to the combined index portfolio were hurt by our allocation to high-yield bonds, which struggled when investors sought safer alternatives. Our overall domestic stock allocation also weighed on relative results, although our overweighting of large-caps mitigated some of the stock weakness as larger company stocks outpaced smaller companies. Our international funds also trailed their benchmarks. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 22. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 30% for cash and bond funds, up from 28.75% at the end of May, and 70% for stock funds, down from 71.25% six months ago.

RETIREMENT 2020 FUND

The Retirement 2020 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2020.

The Retirement 2020 Fund returned -0.80% for the six months ended November 30, 2007, lagging its combined index portfolio and Lipper average for similar funds. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

The fund posted a narrow loss during the period as its heavier allocation to equities, especially the weak U.S. stock market, hurt results. Results relative to the combined index portfolio were hurt by our allocation to high-yield bonds, which struggled when investors sought safer alternatives. Our overall domestic stock allocation also weighed on relative results, although our overweighting of large-caps mitigated some of the stock weakness as larger company stocks outpaced smaller companies. Our international funds also trailed their benchmarks. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 23. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 22% for cash and bond funds, up from 21.25% at the end of May, and 78% for stock funds, down from 78.75% six months ago.

RETIREMENT 2025 FUND

The Retirement 2025 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2025.

The Retirement 2025 Fund returned -1.14% over the six months ended November 30, 2007. The fund lagged its combined index portfolio and Lipper average of similar funds. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

The fund posted a modest loss during the period as its heavier allocation to equities, especially the weak U.S. stock market, hurt results. Results relative to the combined index portfolio were hurt by our allocation to high-yield bonds, which struggled when investors sought safer alternatives. Our overall domestic stock allocation also weighed on relative results, although our overweighting of large-caps mitigated some of the stock weakness as larger company stocks outpaced smaller companies. Our international funds also trailed their benchmarks. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 23. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 16% for bond funds, up from 15.25% at the end of May, and 84% for stock funds, down from 84.75% six months ago.

RETIREMENT 2030 FUND

The Retirement 2030 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2030.

The Retirement 2030 Fund returned -1.43% over the six months ended November 30, 2007. The fund lagged its combined index portfolio and Lipper average of similar funds. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

The fund posted a modest loss during the period as its heavier allocation to equities, especially the weak U.S. stock market, hurt results. Results relative to the combined index portfolio were hurt by our allocation to high-yield bonds, which struggled when investors sought safer alternatives. Our overall domestic stock allocation also weighed on relative results, although our overweighting of large-caps mitigated some of the stock weakness as larger company stocks outpaced smaller companies. Our international funds also trailed their benchmarks. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 24. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 11% for bond funds, up from 10.25% at the end of May, and 89% for stock funds, down from 89.75% six months ago.

RETIREMENT 2035 FUND
RETIREMENT 2040 FUND
RETIREMENT 2045 FUND
RETIREMENT 2050 FUND
RETIREMENT 2055 FUND

The investment objective of the Retirement 2035, 2040, 2045, 2050, and 2055 Funds is to provide the highest total return consistent with an emphasis on both capital growth and income. The funds invest in diversified portfolios, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implement their strategies by investing in a set of underlying T. Rowe Price mutual funds. The funds will reach their most conservative strategic allocation to stocks (approximately 20%) about 30 years after their target dates.

The Retirement 2035, 2040, 2045, 2050, and 2055 Funds will follow similar investment paths for some years before their allocations begin to differ. Until that time, their performance will be measured against the same combined index portfolio. Each has a different Dow Jones Target benchmark (shown in the Growth of $10,000 graphs after this letter), but share the same combined index portfolio and Lipper category. The funds are managed as separate portfolios; because of asset flows and other technical considerations, their total returns will vary, and their allocations to underlying funds may also be slightly different.

The funds posted modest losses during the first half of their fiscal year and lagged their combined index portfolio benchmark and Lipper average of similar funds. Returns for Advisor and R Class shares were slightly lower, reflecting their additional expenses. Results relative to the combined index portfolio were hurt by our allocation to high-yield bonds, which struggled when investors sought safer alternatives. Our overall domestic stock allocation also weighed on relative results, although our overweighting of large-caps mitigated some of the stock weakness as larger company stocks outpaced smaller companies. Our international funds also trailed their benchmarks. Please see the Performance Review on page 6 for a closer look at the funds’ performance.

As of November 30, 2007, the funds’ assets were invested in T. Rowe Price funds according to the target and actual allocations shown on pages 24–26. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 8.5% for bond funds, up from 8.25% at the end of May, and 91.5% for stock funds, down from 91.75% six months ago.

OUTLOOK

As we write this letter, markets around the world are experiencing turbulence. Still, we believe the environment remains supportive for equities. Profit growth will likely remain solid but should decelerate as slower U.S. economic growth and higher commodities and labor costs take their toll on corporate earnings growth. We believe that years of large-cap underperformance have created attractive valuations, and in an environment of slower earnings growth, those quality large-cap growth companies that offer consistent earnings increases should command a premium.

Whatever the near term brings, we remain focused on maintaining a disciplined, long-term strategy that we believe can help shareholders achieve their retirement-funding goals. Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Edmund M. Notzon III
President and chairman of the funds’ Investment Advisory Committee

Jerome A. Clark
Vice president and portfolio manager

December 20, 2007

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Citigroup 90-Day U.S. Treasury Bill Index: An index designed to track short-term government securities.

Combined index portfolios: Blended index portfolios used as benchmarks for each fund. The combined index portfolios are composed of the following indexes:

Retirement Income Fund—An unmanaged portfolio composed of 33.0% Dow Jones Wilshire 5000 Composite Index, 30.0% Lehman Brothers U.S. Aggregate Index, 30.0% Citigroup 90-Day U.S. Treasury Bill Index, and 7.0% MSCI EAFE Index.

Retirement 2005 Fund—An unmanaged portfolio composed of 41.7% Dow Jones Wilshire 5000 Composite Index, 37.0% Lehman Brothers U.S. Aggregate Index, 12.5% Citigroup 90-Day U.S. Treasury Bill Index, and 8.8% MSCI EAFE Index.

Retirement 2010 Fund—An unmanaged portfolio composed of 50.3% Dow Jones Wilshire 5000 Composite Index, 32.0% Lehman Brothers U.S. Aggregate Index, 7.5% Citigroup 90-Day U.S. Treasury Bill Index, and 10.2% MSCI EAFE Index.

Retirement 2015 Fund—An unmanaged portfolio composed of 56.8% Dow Jones Wilshire 5000 Composite Index, 27.5% Lehman Brothers U.S. Aggregate Index, 4.0% Citigroup 90-Day U.S. Treasury Bill Index, and 11.7% MSCI EAFE Index.

Retirement 2020 Fund—An unmanaged portfolio composed of 63.45% Dow Jones Wilshire 5000 Composite Index, 22.0% Lehman Brothers U.S. Aggregate Index, 1.5% Citigroup 90-Day U.S. Treasury Bill Index, and 13.05% MSCI EAFE Index.

Retirement 2025 Fund—An unmanaged portfolio composed of 68.25% Dow Jones Wilshire 5000 Composite Index, 17.5% Lehman Brothers U.S. Aggregate Index, and 14.25% MSCI EAFE Index.

Retirement 2030 Fund—An unmanaged portfolio composed of 72.35% Dow Jones Wilshire 5000 Composite Index, 12.5% Lehman Brothers U.S. Aggregate Index, and 15.15% MSCI EAFE Index.

Retirement 2035, 2040, 2045, 2050, and 2055 Funds—An unmanaged portfolio composed of 74.35% Dow Jones Wilshire 5000 Composite Index, 10.0% Lehman Brothers U.S. Aggregate Index, and 15.65% MSCI EAFE Index.

Credit Suisse High Yield Index: An index designed to track the high-yield bond market.

Dow Jones Moderately Conservative Portfolio Index: An index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 40% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index.

Dow Jones target-date portfolio indexes: Indexes composed of different allocations of stocks, bonds, and cash. Each month, beginning 35 years prior to an index’s stated target date, the amount allocated to stocks gradually decreases and the amount allocated to bonds/cash increases in a predefined manner. The target date in each index’s name reflects the year the benchmark’s allocation no longer changes. At that time, the index will become the Dow Jones Target Today Index with a portfolio composed of 20% stocks.

Dow Jones Wilshire 5000 Composite Index: An index that tracks the performance of all U.S. common equity securities.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lehman Brothers 1-3 Year Government/Credit Index: An index that tracks short-term debt instruments.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI EAFE Index: An index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

Russell 2000 Index: An index that tracks the stocks of 2,000 small U.S. companies.

S&P 500 Stock Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 11/30/07

Retirement Income Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	30.00%	30.23%	Short-Term Income
Domestic Bonds	24.50	24.40	New Income
High-Yield Bonds	4.00	3.93	High Yield
Large-Cap	27.50	27.44	Equity Index 500
Mid-Cap	2.50	2.47	Mid-Cap Growth
	1.75	1.63	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.00	0.98	New Horizons
	0.75	0.92	Small-Cap Stock
	0.75	0.89	Small-Cap Value
International	0.00	0.10	Emerging Markets Stock
	2.00	2.13	International Growth & Income
	2.75	2.45	International Stock
	2.50	2.43	Overseas Stock

Retirement 2005 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	12.50%	12.40%	Short-Term Income
Domestic Bonds	31.00	31.14	New Income
High-Yield Bonds	4.50	4.44	High Yield
Large-Cap	31.25	30.15	Equity Index 500
	3.00	3.61	Growth Stock
	0.25	0.65	Value
Mid-Cap	3.00	3.13	Mid-Cap Growth
	2.00	2.12	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.25	1.16	New Horizons
	1.00	1.19	Small-Cap Stock
	1.00	1.06	Small-Cap Value
International	0.00	0.13	Emerging Markets Stock
	2.75	2.64	International Growth & Income
	3.50	3.31	International Stock
	3.00	2.87	Overseas Stock

Portfolio Highlights

As of 11/30/07

Retirement 2010 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	7.50%	7.58%	Short-Term Income
Domestic Bonds	25.75	26.14	New Income
High-Yield Bonds	4.75	4.68	High Yield
Large-Cap	27.50	26.91	Equity Index 500
	8.75	9.01	Growth Stock
	5.00	5.28	Value
Mid-Cap	3.75	3.66	Mid-Cap Growth
	2.50	2.43	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.50	1.31	New Horizons
	1.25	1.39	Small-Cap Stock
	1.25	1.21	Small-Cap Value
International	0.00	0.15	Emerging Markets Stock
	3.00	3.07	International Growth & Income
	3.75	3.76	International Stock
	3.75	3.42	Overseas Stock

Retirement 2015 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	4.00%	4.05%	Short-Term Income
Domestic Bonds	21.25	21.62	New Income
High-Yield Bonds	4.75	4.63	High Yield
Large-Cap	24.25	24.02	Equity Index 500
	13.25	13.15	Growth Stock
	9.00	8.75	Value
Mid-Cap	4.00	4.07	Mid-Cap Growth
	3.00	2.84	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.75	1.63	New Horizons
	1.50	1.55	Small-Cap Stock
	1.50	1.54	Small-Cap Value
International	0.00	0.17	Emerging Markets Stock
	3.50	3.58	International Growth & Income
	4.25	4.42	International Stock
	4.00	3.98	Overseas Stock

Portfolio Highlights

As of 11/30/07

Retirement 2020 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	1.50%	1.49%	Short-Term Income
Domestic Bonds	16.00	16.26	New Income
High-Yield Bonds	4.50	4.38	High Yield
Large-Cap	19.25	19.11	Equity Index 500
	18.75	18.54	Growth Stock
	13.75	13.64	Value
Mid-Cap	4.50	4.53	Mid-Cap Growth
	3.25	3.14	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.00	1.68	New Horizons
	1.50	1.86	Small-Cap Stock
	1.50	1.63	Small-Cap Value
International	0.00	0.19	Emerging Markets Stock
	4.00	4.07	International Growth & Income
	5.00	5.04	International Stock
	4.50	4.44	Overseas Stock

Retirement 2025 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	12.00%	12.04%	New Income
High-Yield Bonds	4.00	3.87	High Yield
Large-Cap	16.00	15.84	Equity Index 500
	22.50	22.34	Growth Stock
	17.25	17.07	Value
Mid-Cap	4.75	4.99	Mid-Cap Growth
	3.50	3.37	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.00	1.91	New Horizons
	1.75	1.93	Small-Cap Stock
	1.75	1.80	Small-Cap Value
International	0.00	0.21	Emerging Markets Stock
	4.50	4.37	International Growth & Income
	5.25	5.44	International Stock
	4.75	4.82	Overseas Stock

Portfolio Highlights

As of 11/30/07

Retirement 2030 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	8.00%	7.94%	New Income
High-Yield Bonds	3.00	2.90	High Yield
Large-Cap	13.50	13.37	Equity Index 500
	25.50	25.42	Growth Stock
	19.75	19.61	Value
Mid-Cap	5.00	5.02	Mid-Cap Growth
	3.75	3.55	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.25	1.92	New Horizons
	1.75	2.05	Small-Cap Stock
	1.75	1.87	Small-Cap Value
International	0.00	0.23	Emerging Markets Stock
	4.75	4.57	International Growth & Income
	5.75	5.87	International Stock
	5.25	5.68	Overseas Stock

Retirement 2035 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	6.00%	6.00%	New Income
High-Yield Bonds	2.50	2.41	High Yield
Large-Cap	12.50	12.15	Equity Index 500
	26.75	26.76	Growth Stock
	21.25	21.02	Value
Mid-Cap	5.25	5.26	Mid-Cap Growth
	3.75	3.62	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.25	2.16	New Horizons
	2.00	1.99	Small-Cap Stock
	2.00	2.13	Small-Cap Value
International	0.00	0.23	Emerging Markets Stock
	4.75	4.75	International Growth & Income
	5.75	6.09	International Stock
	5.25	5.43	Overseas Stock

Portfolio Highlights

As of 11/30/07

Retirement 2040 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	6.00%	6.08%	New Income
High-Yield Bonds	2.50	2.41	High Yield
Large-Cap	12.50	12.17	Equity Index 500
	26.75	26.77	Growth Stock
	21.25	20.98	Value
Mid-Cap	5.25	5.25	Mid-Cap Growth
	3.75	3.66	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.25	2.14	New Horizons
	2.00	1.97	Small-Cap Stock
	2.00	2.09	Small-Cap Value
International	0.00	0.24	Emerging Markets Stock
	4.75	4.82	International Growth & Income
	5.75	6.02	International Stock
	5.25	5.40	Overseas Stock

Retirement 2045 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	6.00%	6.00%	New Income
High-Yield Bonds	2.50	2.41	High Yield
Large-Cap	12.50	12.26	Equity Index 500
	26.75	26.80	Growth Stock
	21.25	21.09	Value
Mid-Cap	5.25	5.29	Mid-Cap Growth
	3.75	3.65	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.25	2.14	New Horizons
	2.00	1.96	Small-Cap Stock
	2.00	2.04	Small-Cap Value
International	0.00	0.23	Emerging Markets Stock
	4.75	4.81	International Growth & Income
	5.75	5.96	International Stock
	5.25	5.36	Overseas Stock

Portfolio Highlights

As of 11/30/07

Retirement 2050 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	6.00%	6.09%	New Income
High-Yield Bonds	2.50	2.30	High Yield
Large-Cap	12.50	12.49	Equity Index 500
	26.75	27.09	Growth Stock
	21.25	21.28	Value
Mid-Cap	5.25	5.20	Mid-Cap Growth
	3.75	3.70	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.25	2.21	New Horizons
	2.00	1.66	Small-Cap Stock
	2.00	1.96	Small-Cap Value
International	0.00	0.19	Emerging Markets Stock
	4.75	4.58	International Growth & Income
	5.75	5.84	International Stock
	5.25	5.41	Overseas Stock

Retirement 2055 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	6.00%	6.26%	New Income
High-Yield Bonds	2.50	2.34	High Yield
Large-Cap	12.50	12.34	Equity Index 500
	26.75	26.76	Growth Stock
	21.25	21.20	Value
Mid-Cap	5.25	5.16	Mid-Cap Growth
	3.75	3.62	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.25	2.14	New Horizons
	2.00	1.83	Small-Cap Stock
	2.00	2.01	Small-Cap Value
International	0.00	0.21	Emerging Markets Stock
	4.75	4.82	International Growth & Income
	5.75	5.94	International Stock
	5.25	5.37	Overseas Stock

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

QUARTER-END RETURNS

			Since	Inception
Periods Ended 9/30/07	1 Year	5 Years	Inception	Date

Retirement Income Fund	10.65%	9.90%	9.90%	9/30/02
Retirement Income Fund–Advisor Class	10.40	–	8.02	10/31/03
Retirement Income Fund–R Class	10.12	–	7.85	10/31/03

Retirement 2005 Fund	12.53	–	8.79	2/27/04
Retirement 2005 Fund–Advisor Class	–	–	0.97	5/31/07
Retirement 2005 Fund–R Class	–	–	0.89	5/31/07

Retirement 2010 Fund	13.91	13.53	13.53	9/30/02
Retirement 2010 Fund–Advisor Class	13.62	–	10.86	10/31/03
Retirement 2010 Fund–R Class	13.33	–	10.62	10/31/03

Retirement 2015 Fund	15.17	–	10.50	2/27/04
Retirement 2015 Fund–Advisor Class	–	–	0.60	5/31/07
Retirement 2015 Fund–R Class	–	–	0.53	5/31/07

Retirement 2020 Fund	16.20	15.64	15.64	9/30/02
Retirement 2020 Fund–Advisor Class	15.89	–	12.53	10/31/03
Retirement 2020 Fund–R Class	15.64	–	12.28	10/31/03

Retirement 2025 Fund	17.03	–	11.81	2/27/04
Retirement 2025 Fund–Advisor Class	–	–	0.29	5/31/07
Retirement 2025 Fund–R Class	–	–	0.21	5/31/07

Retirement 2030 Fund	17.80	17.17	17.17	9/30/02
Retirement 2030 Fund–Advisor Class	15.89	–	12.53	10/31/03
Retirement 2030 Fund–R Class	17.17	–	13.63	10/31/03

Retirement 2035 Fund	18.00	–	12.40	2/27/04
Retirement 2035 Fund–Advisor Class	–	–	0.21	5/31/07
Retirement 2035 Fund–R Class	–	–	0.14	5/31/07

Retirement 2040 Fund	17.97	17.27	17.27	9/30/02
Retirement 2040 Fund–Advisor Class	17.69	–	13.93	10/31/03
Retirement 2040 Fund–R Class	17.36	–	13.69	10/31/03

Retirement 2045 Fund	18.01	–	15.49	5/31/05
Retirement 2045 Fund–Advisor Class	–	–	0.30	5/31/07
Retirement 2045 Fund–R Class	–	–	0.22	5/31/07

Retirement 2050 Fund	–	–	9.90	12/29/06
Retirement 2050 Fund–Advisor Class	–	–	9.70	12/29/06
Retirement 2050 Fund–R Class	–	–	9.50	12/29/06

Retirement 2055 Fund	–	–	9.90	12/29/06
Retirement 2055 Fund–Advisor Class	–	–	0.27	5/31/07
Retirement 2055 Fund–R Class	–	–	0.18	5/31/07

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. It shows how each class would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

EXPENSE RATIO

Retirement Income Fund	0.56%
Retirement Income Fund–Advisor Class	0.81
Retirement Income Fund–R Class	1.06

Retirement 2005 Fund	0.60
Retirement 2005 Fund–Advisor Class	0.85
Retirement 2005 Fund–R Class	1.10

Retirement 2010 Fund	0.63
Retirement 2010 Fund–Advisor Class	0.88
Retirement 2010 Fund–R Class	1.13

Retirement 2015 Fund	0.66
Retirement 2015 Fund–Advisor Class	0.91
Retirement 2015 Fund–R Class	1.16

Retirement 2020 Fund	0.69
Retirement 2020 Fund–Advisor Class	0.94
Retirement 2020 Fund–R Class	1.19

Retirement 2025 Fund	0.72
Retirement 2025 Fund–Advisor Class	0.97
Retirement 2025 Fund–R Class	1.22

Retirement 2030 Fund	0.73
Retirement 2030 Fund–Advisor Class	0.98
Retirement 2030 Fund–R Class	1.23

Retirement 2035 Fund	0.74
Retirement 2035 Fund–Advisor Class	0.99
Retirement 2035 Fund–R Class	1.24

Retirement 2040 Fund	0.74
Retirement 2040 Fund–Advisor Class	0.99
Retirement 2040 Fund–R Class	1.24

Retirement 2045 Fund	0.74
Retirement 2045 Fund–Advisor Class	0.99
Retirement 2045 Fund–R Class	1.24

Retirement 2050 Fund	0.74
Retirement 2050 Fund–Advisor Class	0.99
Retirement 2050 Fund–R Class	1.24

Retirement 2055 Fund	0.74
Retirement 2055 Fund–Advisor Class	0.99
Retirement 2055 Fund–R Class	1.24

The expense ratio shown is as of the fund’s fiscal year ended 5/31/07.* This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

* The expense ratios are estimated as of the inception date for the share classes that began operations on 5/31/07.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout the period

Advisor Class

	5/31/07 Through 11/30/07‡
NET ASSET VALUE	
Beginning of period	$ 13.33
Investment activities	
Net investment income	0.06
Net realized and unrealized loss	(0.11)
Total from investment activities	(0.05)
NET ASSET VALUE	
End of period	**$ 13.28**

Ratios/Supplemental Data

Total return^¤	(0.38)%
Ratio of total expenses to average net assets¤	0.24%+
Ratio of net investment income to average net assets¤	1.55%+
Portfolio turnover rate¤	9.0%+
Weighted average expense ratio of underlying Price funds*	0.64%+
Effective expense ratio	0.88%+
Net assets, end of period (in thousands)	$ 23,942

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. The fund's total return may be higher or lower than the investment results of the individual underlying Price funds.

¤ Reflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

\+ Annualized

* Reflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund's relative average investment therein.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout the period

R Class

	5/31/07 Through 11/30/07‡
NET ASSET VALUE	
Beginning of period	$ 13.33
Investment activities	
Net investment income	0.08
Net realized and unrealized loss	(0.15)
Total from investment activities	(0.07)
NET ASSET VALUE	
End of period	**$ 13.26**

Ratios/Supplemental Data

Total return^¤	(0.53)%
Ratio of total expenses to average net assets¤	0.49%+
Ratio of net investment income to average net assets¤	1.29%+
Portfolio turnover rate¤	9.0%+
Weighted average expense ratio of underlying Price funds*	0.64%+
Effective expense ratio	1.13%+
Net assets, end of period (in thousands)	$ 1,699

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. The fund's total return may be higher or lower than the investment results of the individual underlying Price funds.

¤ Reflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

\+ Annualized

* Reflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund's relative average investment therein.

The accompanying notes are an integral part of these financial statements.

Unaudited

(1) Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/07	5/31/07
T. Rowe Price Emerging Markets Stock Fund	$ 5,798	$ -	$ -	$ 5,754	$ -
T. Rowe Price Equity Index 500 Fund	182,174	4,319	5,475	794,943	639,805
T. Rowe Price Growth Stock Fund	43,043	16,857	-	435,241	407,360
T. Rowe Price High Yield Fund	10,033	59,042	6,378	153,101	213,070
T. Rowe Price International Growth & Income Fund	25,103	8,397	-	118,266	104,713
T. Rowe Price International Stock Fund	33,860	10,188	-	146,337	118,111
T. Rowe Price Mid-Cap Growth Fund	10,060	1,037	-	134,761	124,381
T. Rowe Price Mid-Cap Value Fund	16,604	535	-	93,833	85,319
T. Rowe Price New Horizons Fund	6,959	276	-	53,982	49,407
T. Rowe Price New Income Fund	257,301	14,860	14,732	715,501	455,269
T. Rowe Price Overseas Stock Fund	50,353	377	-	131,772	79,544
T. Rowe Price Short-Term Income Fund	40,430	411	2,696	133,969	92,654
T. Rowe Price Small-Cap Stock Fund	6,026	616	-	51,423	50,921
T. Rowe Price Small-Cap Value Fund	6,665	259	-	50,947	49,105

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,052,661)	$ 3,309,237
Receivable for shares sold	15,422
Receivable for investment securities sold	242
Total assets	3,324,901
Liabilities	
Payable for investment securities purchased	14,210
Payable for shares redeemed	1,282
Other liabilities	321
Total liabilities	15,813
NET ASSETS	$ 3,309,088
Net Assets Consist of:	
Undistributed net investment income	$ 45,846
Accumulated undistributed net realized gain	54,186
Net unrealized gain	256,576
Paid-in capital applicable to 248,899,741 shares of $0.0001 par value capital stock outstanding; 3,000,000,000 shares of the Corporation authorized	2,952,480
NET ASSETS	$ 3,309,088
NET ASSET VALUE PER SHARE	
Investor Class	
($3,283,446,941 / 246,968,795 shares outstanding)	$ 13.29
Advisor Class	
($23,942,128 / 1,802,897 shares outstanding)	$ 13.28
R Class	
($1,698,553 / 128,049 shares outstanding)	$ 13.26

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 11/30/07	Year Ended 5/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 29,275	$ 42,568
Net realized gain	11,733	48,889
Change in net unrealized gain (loss)	(47,121)	252,399
Increase (decrease) in net assets from operations	(6,113)	343,856
Distributions to shareholders		
Net investment income		
Investor Class	–	(33,418)
Net realized gain		
Investor Class	–	(23,246)
Decrease in net assets from distributions	–	(56,664)
Capital share transactions*		
Shares sold		
Investor Class	808,875	1,556,221
Advisor Class	24,417	250
R Class	1,753	250
Distributions reinvested		
Investor Class	–	56,608
Shares redeemed		
Investor Class	(278,470)	(395,554)
Advisor Class	(515)	–
R Class	(265)	–
Increase in net assets from capital share transactions	555,795	1,217,775
Net Assets		
Increase during period	549,682	1,504,967
Beginning of period	2,759,406	1,254,439
End of period	**$ 3,309,088**	**$ 2,759,406**
Undistributed net investment income	45,846	16,571

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2015 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has three classes of shares: the Retirement 2015 Fund original share class, referred to in this report as the Investor Class, offered since February 27, 2004; Retirement 2015 Fund – Advisor Class (Advisor Class), offered since May 31, 2007; and Retirement 2015 Fund – R Class (R Class), also offered since May 31, 2007. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Investments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average net assets. Investment income and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Realized gains and losses are reported on the identified cost basis. Distributions to the fund’s shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective November 30, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the six months ended November 30, 2007, aggregated $721,547,000 and $136,157,000, respectively.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2007.

At November 30, 2007, the cost of investments for federal income tax purposes was $3,052,661,000. Net unrealized gain aggregated $256,576,000 at period-end, of which $262,600,000 related to appreciated investments and $6,024,000 related to depreciated investments.

NOTE 4 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for the fund, and also serves as manager for the Retirement Income Fund and domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing agent, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. In addition, however, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At November 30, 2007, the fund held less than 25% of the outstanding shares of any underlying Price fund.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 16, 2008